Exhibit (11)
September 15, 2009
Transamerica Partners Funds Group II
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Partners Funds Group II, a Massachusetts business trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Partners Institutional Large Value (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 15, 2009 (the “Registration Statement”), with respect to the Acquiring Fund’s shares (the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Partners Institutional Value, a series of the Trust, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of the Commonwealth of Massachusetts, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of the Commonwealth of Massachusetts, dated as of a recent date, of the Trust’s Amended and Restated Declaration of Trust, dated November 1, 2007, filed with the Secretary of the Commonwealth of Massachusetts (the “Declaration”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Declaration, the Trust’s By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 15, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any

Transamerica Partners Funds Group II
September 15, 2009

document. We have assumed that the Registration Statement as filed with the Securities and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the internal substantive laws of the Commonwealth of Massachusetts, as applied by courts located in Massachusetts (other than Massachusetts securities laws, as to which we express no opinion), to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the internal substantive laws of the Commonwealth of Massachusetts, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

September 15, 2009
Transamerica Partners Funds Group II
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Partners Funds Group II, a Massachusetts business trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Partners Institutional Large Growth (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 15, 2009 (the “Registration Statement”), with respect to the Acquiring Fund’s shares (the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Partners Institutional Growth, a series of the Trust, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of the Commonwealth of Massachusetts, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of the Commonwealth of Massachusetts, dated as of a recent date, of the Trust’s Amended and Restated Declaration of Trust, dated November 1, 2007, filed with the Secretary of the Commonwealth of Massachusetts (the “Declaration”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Declaration, the Trust’s By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 15, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities

Transamerica Partners Funds Group II
September 15, 2009

and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the internal substantive laws of the Commonwealth of Massachusetts, as applied by courts located in Massachusetts (other than Massachusetts securities laws, as to which we express no opinion), to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the internal substantive laws of the Commonwealth of Massachusetts, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

September 15, 2009
Transamerica Partners Funds Group II
570 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
     We have acted as counsel to Transamerica Partners Funds Group II, a Massachusetts business trust (the “Trust”), in its individual capacity, and on behalf of its series, Transamerica Partners Institutional Core Bond (the “Acquiring Fund”), in connection with the Trust’s Registration Statement on Form N-14 to be filed with the Securities and Exchange Commission on or about September 15, 2009 (the “Registration Statement”), with respect to the Acquiring Fund’s shares (the “Shares”) of beneficial interest to be issued in exchange for the assets of Transamerica Partners Institutional Total Return Bond, a series of the Trust, as described in the Registration Statement (the “Merger”). You have requested that we deliver this opinion to you in connection with the Trust’s filing of the Registration Statement.
     In connection with the furnishing of this opinion, we have examined the following documents:
     (a) A certificate of the Secretary of the Commonwealth of Massachusetts, dated as of a recent date, as to the existence of the Trust;
     (b) A copy, certified by the Secretary of the Commonwealth of Massachusetts, dated as of a recent date, of the Trust’s Amended and Restated Declaration of Trust, dated November 1, 2007, filed with the Secretary of the Commonwealth of Massachusetts (the “Declaration”);
     (c) A certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Declaration, the Trust’s By-Laws (the “By-Laws”), and the resolutions adopted by the Trustees of the Trust at a meeting held on July 21, 2009, authorizing the Merger and the issuance of the Shares on behalf of the Acquiring Fund (the “Resolutions”);
     (d) A printer’s proof, received on September 15, 2009, of the Registration Statement; and
     (e) A copy of the form of the Agreement and Plan of Reorganization to be entered into by the Trust, on behalf of the Acquiring Fund (the “Agreement and Plan of Reorganization”).
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, including conformed copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document. We have assumed that the Registration Statement as filed with the Securities

Transamerica Partners Funds Group II
September 15, 2009

and Exchange Commission will be in substantially the form of the printer’s proof referred to in paragraph (d) above, and that the Agreement and Plan of Reorganization will be duly completed, executed and delivered by the parties thereto in substantially the form of the copy referred to in paragraph (e) above. We have also assumed for the purposes of this opinion that the Declaration, the Resolutions and the Agreement and Plan of Reorganization will not have been amended, modified or withdrawn and will be in full force and effect on the date of issuance of the Shares.
     This opinion is based entirely on our review of the documents listed above and such other documents as we have deemed necessary or appropriate for the purposes of this opinion and such investigation of law as we have deemed necessary or appropriate. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.
     This opinion is limited solely to the internal substantive laws of the Commonwealth of Massachusetts, as applied by courts located in Massachusetts (other than Massachusetts securities laws, as to which we express no opinion), to the extent that the same may apply to or govern the transactions referred to herein, and we express no opinion with respect to the laws of any other jurisdiction. In addition, to the extent that the Declaration or the By-Laws refer to, incorporate or require compliance with the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Trust, except for the internal substantive laws of the Commonwealth of Massachusetts, as aforesaid, we have assumed compliance by the Trust with such Act and such other laws and regulations.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing and to the further assumptions and limitations hereinafter set forth, please be advised that it is our opinion that the Shares, when issued and sold in accordance with the Declaration and the Resolutions and for the consideration described in the Agreement and Plan of Reorganization, will be validly issued, fully paid and nonassessable.
     This opinion is given as of the date hereof and we assume no obligation to update this opinion to reflect any changes in law or any other facts or circumstances which may hereafter come to our attention. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP